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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 30, 1999

                             UNO RESTAURANT CORPORATION
                             --------------------------
                (Exact Name Of Registrant As Specified In Its Charter)

                                      DELAWARE
                             --------------------------
                   (State or Other Jurisdiction of Incorporation)


        1-9573                                         04-2953702
        ------                                         ----------
(Commission File Number)                  (I.R.S. Employer Identification No.)

100 Charles Park Road, West Roxbury, MA                   02132
---------------------------------------                   -----
(Address of Principal Executive Offices)                (Zip Code)

                                (617) 323-9200
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS

     The Board of Directors of Uno Restaurant Corporation voted on November 30, 1999, to declare a 10% stock dividend on the outstanding shares of Uno Restaurant Corporation common stock, $.01 par value per share. The stock dividend will be payable on December 23, 1999 to shareholders of record as of December 13, 1999. Shareholders will receive one additional share of common stock for every ten shares of common stock held on the record date. Cash will be paid in lieu of the issuance of fractional shares.


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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 1999,                         UNO RESTAURANT CORPORATION



                                      By:

                                         Craig S. Miller
                                         President and Chief Executive Officer